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3D Systems
www.3dsystems.com
NASDAQ:TDSC
Conference Call &
Webcast
October 28, 2010
Third Quarter
2010 Results

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Participants

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Welcome Webcast Viewers

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Forward Looking Statements

Abe Reichental President & CEO

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Third Quarter 2010 Overview

Damon Gregoire Senior Vice President & CFO

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Third Quarter 2010 Operating Results
**Percents are rounded to the nearest whole number

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Nine Months 2010 Operating Results
**Percents are rounded to the nearest whole number      NM: Not Meaningful

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Across-The-Board Revenue Growth
2009
2009
2009
2009
2009
23%
104%
82%
39%
18%
$9.5
$19.2
$8.1
$14.7
$23.4
$32.5
$35.5
$41.8
$11.7
$14.5
($ in millions)

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Healthcare Solutions Third Quarter Revenue

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Factors Shaping Third Quarter Results
Available cash as of October 26, 2010 was $25.4 million after using $11.0 million for acquisition activities since September 30, 2010
• Net income of $5.4 million included $2.4 million of non-cash expenses
• Cash position increased from the previous quarter to $33.8 million, after funding our acquisitions of CEP, ProtoMetal and Express Pattern
• We continue to carry no debt on our balance sheet
• Inventory decreased $1.2 million from the second quarter of 2010
($ in millions)
**Percents are rounded to the nearest whole number

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Q3 Revenue Composition by Category and Region
Services
Materials
Systems &
Other
Asia
Pacific
Europe
North
America
2009
2010
2009
2010

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Nine Months Revenue by Category and Region
Services
Materials
Systems &
Other
Asia Pacific
Europe
North
America
Recurring revenue represents 69% of total revenue

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Third Quarter Gross Profit and Margin
**Columns may not foot due to rounding
Systems gross profit margin benefited from:
• The continued favorable impact of operational and cost improvements
• Better overhead absorption over a larger revenue base
• Reduced drag from V-Flash® ramp up

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Q3-10
45.4%
Q1-10
45.3%
Gross Profit Margin Trend

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Third Quarter Operating Expenses
Improved leverage through reduced operating expenses
• Selling, general & administrative expenses decreased to 26% of revenue from 30%
 in the third quarter of 2009
• Increase in operating expenses due primarily to:
 • Compensation costs due to higher commissions from increased revenue and acquisitions
 • Legal expenses of $1.9 million primarily due to litigation concentration and timing
**Columns may not foot due to rounding
($ Millions)

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Third Quarter Working Capital Management

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This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.
Progress Towards Long Term Operating Model
	Operating Model		Actual Results
			Q3 2010	YTD 2010
Revenue	$150.0	$200.0	$41.5	$108.3
Gross Profit	48%	58%	45%	45%
SG&A	25%	23%	26%	28%
R&D	8%	7%	7%	7%
Operating Income	15%	28%	12%	10%
Net Income After Tax	10%	20%	13%	9%
Depreciation & Amortization	4%	4%	5%	5%
Capital Expenditures	2%	2%	1%	1%
Recurring Revenue	70%	80%	65%	69%
($ Millions)

Abe Reichental President & CEO

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Recent Developments

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Time to Market
Bits From Bytes Acquisition

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Growth Drivers

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Revenue Outlook

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Gross Profit and Operating Expenses Outlook

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Bottom Line

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Q&A Session

Replay available at www.3dsystems.com/ir